ING Partners, Inc.

ING Solution Aggressive Growth Portfolio

ING Solution Conservative Portfolio

ING Solution Growth Portfolio

ING Solution Income Portfolio

ING Solution Moderate Portfolio

ING Solution 2015 Portfolio

ING Solution 2025 Portfolio

ING Solution 2035 Portfolio

ING Solution 2045 Portfolio

ING Solution 2055 Portfolio

(each a “Portfolio” and collectively the “Portfolios”)

Supplement dated January 5, 2011

to the Portfolios’ Adviser Class (“Class ADV”) and Service Class (“Class S”) Prospectus,

Initial Class (“Class I”) Prospectus, Service 2 Class (“Class S2”) Prospectus,

and Class T Prospectus (each a “Prospectus” and collectively “Prospectuses”)

each dated April 30, 2010.

Effective January 5, 2011, the section entitled “Key Information about the Underlying Funds” of each Portfolio’s Prospectuses is amended to include the following:

Underlying Fund: ING International Growth Fund

Investment Adviser: ING Investments, LLC

Sub-Advisers: Baillie Gifford Overseas Limited and T. Rowe Price Associates, Inc.

Investment Objective: Long-term growth of capital.

Main Investments: The fund invests at least 65% of its total assets in common stocks and convertible securities of companies organized under the laws of, or with principal offices located in a number of different countries outside of the United States, including companies in countries in emerging markets. The fund does not focus its investments in a particular industry or country and may invest in companies of any market capitalization. The fund also may invest in foreign issuers through depositary receipts or similar investment vehicles. The fund may hold cash in U.S. dollars or foreign currencies. While the fund invests primarily in common stocks, it may invest in other securities. The fund may invest in derivative instruments including options, futures and forward foreign currency exchange contracts to seek to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying assets for cash management, and/or to seek to enhance returns in the fund. The fund may invest in other investment companies, including exchange traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. The fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

Main Risks: Company, convertible securities, currency, derivative instruments, foreign investments/developing and emerging markets, growth investing, investment model, liquidity, market, market capitalization, other investment companies, and securities lending.

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